U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 3, 2006

SPATIALIGHT, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19828	16-1363082
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Five Hamilton Landing, Suite 100, Novato, California	94949
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (415) 883-1693

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers: Election of Directors; Appointment of Principal

On November 3, 2006, the Company’s Board of Directors elected Don S. Suh, 49, as the Company’s Chief Executive Officer, replacing Robert A. Olins. Mr. Olins also resigned from the Board of Directors of the Company. For the past two years, Mr. Suh served as the Company’s Senior Vice President of Sales and Marketing. Formerly, he was a senior executive at LG Electronics in the United States, Asia and Europe.

Item 9.01. Financial Statements and Exhibits.

The following Exhibit is filed with this report:

99.1	Press Release dated November 3, 2006 announcing appointment of Don S. Suh as the Company’s Chief Executive Officer and Resignation of Robert A. Olins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006

SPATIALIGHT, INC.

By: /s/ David F. Hakala
Name: David F. Hakala
Title: Chief Operating Officer

EXHIBITS

99.1  Press Release dated November 3, 2006